UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   October 31, 2003

AMERICAN RESTAURANT GROUP, INC.

(Exact name of registrant as specified in its chapter)

Delaware	33-48183	33-0193602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4410 El Camino Real, Suite 201		94022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		(650) 949-6400

N/A
(Former name or former address, if changed since last report)

Item 5.  Other Events

On September 26, 2003 there was a change of persons acting as members of the Board of Directors of American Restaurant Group, Inc. (the “Company”).  Robert D. Beyer resigned his position as Director of the Company.  Under the terms of the Securityholders Agreement dated February 25, 1998, Ralph S. Roberts was designated as his replacement on the Board of Directors.  Mr. Roberts, the Chief Executive Officer and President of the Company, returned to the Board of Directors after an absence which began July 31, 2003.

Item 7.   Exhibits.

(c)

99.1         Third Supplemental Indenture dated October 31, 2003 between the Company and The Bank of New York.

99.2         Amendment No. 4 to Loan Agreement dated October 31, 2003 between the Company and Wells Fargo Foothill, Inc.

99.3         Loan Agreement dated October 31, 2003 between the Company and TCW Shared Opportunity Fund III, L.P.

99.4         Joinder to the Second Amended and Restated Intercreditor Agreement and Collateral Agency Agreement dated as of December 17, 2001.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Restaurant Group, Inc.

Date: November 6, 2003	By: /s/ William G. Taves
William G. Taves Chief Financial Officer